AGREEMENT AND CONSENT

This Agreement and Consent dated February 9, 2012 (the “Agreement and Consent”) is being entered into by and between American Standard Energy Corp., a Delaware corporation (the “Company”) and the holders of at least two-thirds of the Shares purchased as of the Closing Date pursuant to the Securities Purchase Agreement (the “SPA”) dated as of February 1, 2011 (the “Holders”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the SPA.

WHEREAS, the Holders are the record holders of Shares as set forth on the signature page hereto;

NOW THEREFORE, for good and valuable consideration received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Each of the definitions of “Common Stock Equivalents”, “Exempt Issuance”, “Subsequent Placement” and “Trigger Date”, including each such term itself, set forth in Section 1.1 of the SPA is hereby deleted in its entirety.

2.      Section 4.10 of the SPA is hereby deleted and amended to read in its entirety as follows:

         “[Intentionally Omitted.]”.

3.      Section 4.11 of the SPA is hereby deleted and amended to read in its entirety as follows:

         “[Intentionally Omitted.]”.

4.      Schedule 4.10 to the SPA is deleted in its entirety.

5.      Except as specifically provided in this Agreement and Consent, all other terms and provisions of the SPA shall remain unchanged and in full force and effect. From and after the date hereof, any reference to the Agreement shall mean the Agreement as modified by this Amendment.

6.      This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of this Amendment (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.

7.      This Agreement and Consent may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof. This Agreement and Consent shall become effective upon execution by the Company and holders of at least two-thirds of the Shares purchased as of the Closing Date.

[signature page follows]

2

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement and Consent.

AMERICAN STANDARD ENERGY CORP.

By:	/s/ Scott Feldhacker
Scott Feldhacker
Chief Executive Officer

HOLDERS:

Pentwater Capital Management

By:	/s/ David Zirin
Name: David Zirin
Title: Chief Operating Officer
Holder of 1,000,000 Shares

Randall Capps

By:	/s/ Randall Capps
Holder of 285,716 Shares

Timessquare Capital management llc:

By:	/s/ Kenneth Duca
Name: Hare & Co.
Title: Owner
Holder of 600,000 Shares

By:	/s/ Kenneth Duca_
Name: Booth & Co.
Title: Owner
Holder of 100,000 Shares

Signed by: Kenneth C. Duca, C.F.A.

Title: Director, Portfolio Manager at
TimesSquare Capital Management,
LLC as Subadvisor to Purchaser

steven emerson

By:	/s/ J. Steven Emerson
Name: J. Steven Emerson Roth IRA
Title: Owner
Combined Holder of 1,000,000 Shares

By:	/s/ J. Steven Emerson
Name: Emerson Partners

By:	/s/ J. Steven Emerson
Name: Emerson Investment Group